UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): APRIL 2, 2003 (APRIL 2, 2003)

HOSPITALITY PROPERTIES TRUST
(Exact name of registrant as specified in charter)

MARYLAND (State or other jurisdiction of incorporation)	1-11527 (Commission file number)	04-3262075 (I.R.S. employer identification number)

400 CENTRE STREET, NEWTON, MASSACHUSETTS (Address of principal executive offices)	02458 (Zip code)

Registrant’s telephone number, including area code: 617-964-8389

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 2, 2003, the Company issued a press release regarding defaults on rents due on leases with subsidiaries of Wyndham International, Inc. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    (c) Exhibits.

                    99.1 Press Release, dated April 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST By: /s/ Mark L. Kleifges Mark L. Kleifges Treasurer

Date: April 2, 2003